Exhibit 10(p)

EXECUTION COPY

SECOND OMNIBUS AMENDMENT

THIS SECOND OMNIBUS AMENDMENT (this “Amendment”), dated as of November 17, 2004, is entered into by and among CALYON NEW YORK BRANCH (successor in interest to Credit Lyonnais New York Branch) (together with its successors and assigns, “Calyon New York”), as the Administrative Agent, as a Bank and as a Managing Agent, JPMORGAN CHASE BANK (formerly known as Bank One, NA (Main Office Chicago)) (together with its successors and assigns, “JPMorgan Chase”), as a Bank and as a Managing Agent, RESIDENTIAL FUNDING CORPORATION, as the Collateral Agent, UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC, as the Servicer, an Originator and a Seller, UAMC CAPITAL, LLC, as the Borrower and the Buyer, and UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA, as an Originator and a Seller. Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

RECITALS

WHEREAS, Universal American Mortgage Company, LLC and Universal American Mortgage Company of California, as Sellers, and UAMC Capital, LLC, as the Buyer, entered into that certain Master Repurchase Agreement and Addendum to the Master Repurchase Agreement incorporated therein, dated as of May 23, 2003 (as the same may be amended, restated, supplemented or modified from time to time, the “Repurchase Agreement”);

WHEREAS, the Borrower, the Administrative Agent and Residential Funding Corporation entered into that certain Collateral Agency Agreement, dated as of May 23, 2003, as amended by the First Omnibus Amendment, dated as of December 22, 2003, among UAMC Capital, LLC, as the Borrower, Calyon New York, as a Bank, a Managing Agent and as the Administrative Agent, JPMorgan Chase, as a Bank and as a Managing Agent, Residential Funding Corporation, as the Collateral Agent, and Universal American Mortgage Company, LLC, as the Servicer (the “First Omnibus Amendment”) (as the same may be amended, restated, supplemented or modified from time to time, the “Collateral Agency Agreement”);

WHEREAS, UAMC Capital, LLC, as the Borrower, Universal American Mortgage Company, LLC, as the Servicer, Atlantic Asset Securitization Corp., as an Issuer, Calyon New York, as a Bank, the Administrative Agent and a Managing Agent, JPMorgan Chase, as a Bank, a Seasonal Bank and a Managing Agent, Jupiter Securitization Corporation as an Issuer and a Seasonal Issuer, Universal American Mortgage Company, LLC, as an Originator and a Seller, and Universal American Mortgage Company of California, as an Originator and a Seller, have entered into a Loan Agreement dated as of May 23, 2003, as amended by the First Omnibus Amendment (as the same may be amended, restated, supplemented or modified from time to time, the “Loan Agreement” and, collectively with the Repurchase Agreement and the Collateral Agency Agreement, the “Operative Documents”);

WHEREAS, the parties to the Operative Documents hereto desire to amend the Operative Documents as hereinafter set forth in this Amendment;

NOW, THEREFORE, the parties agree as follows:

Section 1. Amendments to Collateral Agency Agreement.

(a) Section 3.8(a) of the Collateral Agency Agreement is hereby amended by deleting the first paragraph thereof in its entirety and replacing it with the following:

(a) At the commencement of each Business Day, and in no event later than 10:00 a.m. (eastern time), the Collateral Agent shall furnish to the Borrower, Servicer and the Managing Agents by facsimile (a hard copy of which shall not subsequently be mailed, sent or delivered to any such party, unless so requested by such party) a duly completed report in the form of Exhibit D-8 hereto (the “Collateral Agent Daily Report”), specifying and certifying the then total Collateral Value of the Eligible Mortgage Collateral (including the amount on deposit in the Collection Account as reported by JPMorgan Chase to the Collateral Agent) as of the close of business on the previous day, and other information, all as more fully provided for therein and as set forth on Schedule I thereto, noting any applicable Exceptions on Schedule I thereto. At the commencement of each Business Day, and in no event later than 9:00 a.m. (eastern time), the Servicer shall furnish to the Collateral Agent, either by facsimile or electronic transmission, (1) a report setting forth (i) all of the Mortgage Loans (“Released Mortgage Loans”) for which payments that have been deposited into the Collection Account and accordingly with respect to which the Lenders’ security interest has been released, and (ii) the amount of any payments (“Unidentified Payments”) that have been deposited into the Collection Account, to the extent that the Servicer has not identified the Mortgage Loan to which any such payment relates such that the Lenders’ security interest could be released, and (2) a duly completed report in the form of Exhibit D-9 hereto (the “Servicer Subprime Loan Compliance Report”), specifying and certifying the Subprime Loans that do not meet the Subprime Loan Rating Criteria. The Servicer shall provide a copy of the report described in (2) of the foregoing sentence to the Administrative Agent, but a copy of the report described in (1) of the foregoing sentence shall not subsequently be mailed, sent or delivered to the Administrative Agent, unless so requested by the Administrative Agent. The Collateral Agent shall exclude all such Released Mortgage Loans, Unidentified Payments and Subprime Loans that do not meet the Subprime Loan Rating Criteria (without duplicating any deduction in respect of the same Mortgage Loan) from the total Collateral

Value of the Eligible Mortgage Collateral provided in the Collateral Agent Daily Report for such Business Day.

(b) Section 3.8(a)(i) of the Collateral Agency Agreement is hereby amended by deleting the words “Conforming Loan or a Jumbo Loan” on the last two lines thereof and replacing them with the words “Conforming Loan, a Jumbo Loan, a Subprime Loan or an Alt-A Loan”.

(c) Section 4.2(f)(iii) of the Collateral Agency Agreement is hereby amended by deleting the words “or a Jumbo Loan” and replacing them with the words “, a Jumbo Loan or a Subprime Loan”.

(d) Section 6.2 of the Collateral Agency Agreement is hereby amended by adding a comma immediately after the words “the Borrower” where they appear on the third line thereof.

(e) Schedule III (Approved Investors) to the Collateral Agency Agreement is hereby amended by deleting it in its entirety and replacing it with the Schedule III attached hereto.

(f) The definition of Advance Rate in Exhibit D-1 (Definitions) of the Collateral Agency Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Advance Rate” means (i) with respect to a Conforming Loan or a Jumbo Loan (other than a Super Jumbo Loan), ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, ninety-seven percent (97%) and (iii) with respect to a Super Jumbo Loan or a Subprime Loan, ninety-five percent (95%).

(g) The definition of Approved Investor in Exhibit D-1 (Definitions) of the Collateral Agency Agreement is hereby amended by adding the words “, as such Schedule may be updated from time to time as agreed by the parties hereto” immediately following the words “attached hereto”.

(h) Exhibit D-1 (Definitions) of the Collateral Agency Agreement is hereby amended by adding the following definition immediately after the definition of the term “Agreement”:

“Alt-A Loan” means a Mortgage Loan (other than a Conforming Loan, a Jumbo Loan or a Subprime Loan) that (1) does not conform to the conventional underwriting standards of Fannie Mae, Freddie Mac or Ginnie Mae but that is underwritten by an Approved Investor (other than Fannie Mae, Freddie Mac or Ginnie Mae), within guidelines generally acceptable to industry norms for “Alt-A” loans, (2) has a demonstrated secondary market, and (3) matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan.

(i) The definition of Collateral Value in Exhibit D-1 (Definitions) of the Collateral Agency Agreement is hereby amended by:

(i) deleting clause (d) of the proviso in its entirety and replacing it with the following:

(d) at any time, the portion of the total Collateral Value that may be attributable to Subprime Loans shall not exceed zero percent (0%) of the Maximum Facility Amount or, during the Seasonal Period, zero percent (0%) of the Combined Facility Amount; provided, that in determining the amount of Collateral Value that may be attributable to Subprime Loans, the Subprime Loan Rating Criteria shall apply;

(ii) adding the following paragraph immediately following paragraph (d) of the proviso:

(e) at any time, the portion of the total Collateral Value that may be attributable to Alt-A Loans shall not exceed twenty percent (20%) of the Maximum Facility Amount or, during the Seasonal Period, twenty percent (20%) of the Combined Facility Amount;

and

(iii) renumbering existing paragraphs (e), (f) and (g) of the proviso to the definition of Collateral Value as paragraphs (f), (g) and (h), respectively.

(j) The definition of Eligible Mortgage Loan in Exhibit D-1 (Definitions) of the Collateral Agency Agreement is hereby amended by deleting paragraph (b) thereof it in its entirety and replacing it with the following:

(b) that is a Conforming Loan, a Jumbo Loan, a Subprime Loan or an Alt-A Loan;

(k) Exhibit D-l (Definitions) of the Collateral Agency Agreement is hereby amended by adding the following after the definition of Loan Agreement:

“Loan-to-Value Ratio” means, with respect to any Mortgage Loan, the fraction, expressed as a percentage found by dividing (a) the original principal balance of a Mortgage Loan, plus the value of any other mortgage loans secured by such property, by (b) the value of the Mortgage Loan, such value being measured by (i) the appraised value of such property at such time, if the Mortgage Loan is a refinance of an existing lien or (ii) the lower of the sales price of the related property at the time of origination of the Mortgage Loan or the appraised value of such property at such time, if the Mortgage Loan is a purchased money loan.

(l) The definition of Maximum Facility Amount in Exhibit D-1 (Definitions) of the Collateral Agency Agreement is hereby amended by deleting the amount “$150,000,000” and replacing it with “$300,000,000”.

(m) Exhibit D-l (Definitions) of the Collateral Agency Agreement is hereby amended by adding the following after the definition of Mortgage Origination Date:

“Mortgagor Credit Rating” means a credit rating assigned to an Obligor by the related Originator based on such Originator’s established underwriting guidelines in effect as of the date of origination and that is in conformity with accepted secondary market standards for the applicable type of mortgage loan.

(n) The definition of Non-Conforming Loan in Exhibit D-l (Definitions) of the Collateral Agency Agreement is hereby amended by adding the words “, a Subprime Loan or an Alt-A Loan” after the words “Jumbo Loan”.

(o) Exhibit D-l (Definitions) of the Collateral Agency Agreement is hereby amended by adding the following after the definition of Servicer Performance Guaranty:

“Servicer Subprime Loan Compliance Report” is defined in Section 3.8(a) of this Agreement.

(p) Exhibit D-l (Definitions) of the Collateral Agency Agreement is hereby amended by adding the following after the definition of Subordination Agreement:

“Subprime Loan” means a Mortgage Loan (other than a Conforming Loan, a Jumbo Loan or an Alt-A Loan) that (1) is underwritten by an Approved Investor, (2) matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan, and (3) differs from a Conforming Loan because of the credit quality of the Obligor, and is originated by the Originator or by a correspondent of the Originator using the established underwriting guidelines for subprime loans of the Originator, which are the same underwriting guidelines that the Originator uses to originate subprime loans for sales into the secondary mortgage market.

“Subprime Loan Rating Criteria” means that (i) no more than 10% (by Collateral Value) of the Subprime Loans shall have Obligors with Mortgagor Credit Ratings of C or lower, (ii) at least 70% (by Collateral Value) of the Subprime Loans shall have Obligors with Mortgagor Credit Ratings of A- and (iii) 100% of the

Subprime Loans shall have a weighted average Loan-to-Value Ratio of no more than 90%. In determining whether Subprime Loans meet these criteria on a given day, the Collateral Agent shall rely on the information provided by the Servicer on the Servicer Subprime Loan Compliance Report for such day.

(q) Exhibit D-6(a) (Form of Bailee and Security Agreement Letter for Approved Investors) to the Collateral Agency Agreement is hereby amended by adding the following below the words “WIRE INSTRUCTIONS TO COLLECTION ACCOUNT:”:

Bank Name:	JPMorgan Chase Bank (formerly known as Bank One, NA)

(r) Exhibit D-8 (Form of Collateral Agent Daily Report) to the Collateral Agency Agreement is hereby amended by deleting it in its entirety and replacing it with the Exhibit D-8 attached hereto.

(s) The Collateral Agency Agreement is hereby amended by adding Exhibit D-9 (Form of Servicer Subprime Loan Compliance Report) thereto in the form attached as Exhibit D-9 hereto.

Section 2. Amendments to the Loan Agreement

(a) The definition of Advance Rate in Section 1.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Advance Rate” means (i) with respect to a Conforming Loan or a Jumbo Loan (other than a Super Jumbo Loan), ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, ninety-seven percent (97%) and (iii) with respect to a Super Jumbo Loan or a Subprime Loan, ninety-five percent (95%).

(b) The definition of Approved Investor in Section 1.1 of the Loan Agreement is hereby amended by inserting the following immediately after the last sentence of the last paragraph thereof:

The parties hereto agree that, with respect to Subprime Loans, “Approved Investor” means only those Persons specifically designated on Schedule II hereto (as it may be updated from time to time) as an Approved Investor for Subprime Loans.

(c) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition immediately after the definition of the term “Agreement”:

“Alt-A Loan” means a Mortgage Loan (other than a Conforming Loan, a Jumbo Loan or a Subprime Loan) that (1)

does not conform to the conventional underwriting standards of Fannie Mae, Freddie Mac or Ginnie Mae but that is underwritten by an Approved Investor (other than Fannie Mae, Freddie Mac or Ginnie Mae), within guidelines generally acceptable to industry norms for “Alt-A” loans, (2) has a demonstrated secondary market, and (3) matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan.

(d) The definition of Collateral Value in Section 1.1 of the Loan Agreement is hereby amended by:

(i) deleting clause (d) of the proviso in its entirety and replacing it with the following:

(d) at any time, the portion of the total Collateral Value that may be attributable to Subprime Loans shall not exceed zero percent (0%) of the Maximum Facility Amount or, during the Seasonal Period, zero percent (0%) of the Combined Facility Amount; provided, that in determining the amount of Collateral Value that may be attributable to Subprime Loans, the Subprime Loan Rating Criteria shall apply;

(ii) adding the following paragraph immediately following such paragraph (d) of the proviso to the definition of Collateral Value:

(e) at any time, the portion of the total Collateral Value that may be attributable to Alt-A Loans shall not exceed twenty percent (20%) of the Maximum Facility Amount or, during the Seasonal Period, twenty percent (20%) of the Combined Facility Amount;

and

(iii) renumbering existing paragraphs (e), (f) and (g) of the proviso to the definition of Collateral Value as paragraphs (f), (g) and (h), respectively.

(e) The definition of Eligible Mortgage Loan in Section 1.1 of the Loan Agreement is hereby amended by deleting paragraph (b) thereof it in its entirety and replacing it with the following:

(b) that is a Conforming Loan, a Jumbo Loan, a Subprime Loan or an Alt-A Loan;

(f) The definition of Issuer Facility Amount in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the amount “$100,000,000” in clause (a) thereof and replacing it with “$200,000,000” and (ii) deleting the amount “$50,000,000” in clause (b) thereof and replacing it with “$100,000,000”.

(g) Section 1.1 of the Loan Agreement is hereby amended by adding the following after the definition of Liquidity Agreement:

“Loan-to-Value Ratio” means, with respect to any Mortgage Loan, the fraction, expressed as a percentage found by dividing (a) the original principal balance of a Mortgage Loan, plus the value of any other mortgage loans secured by such property, by (b) the value of the Mortgage Loan, such value being measured by (i) the appraised value of such property at such time, if the Mortgage Loan is a refinance of an existing lien or (ii) the lower of the sales price of the related property at the time of origination of the Mortgage Loan or the appraised value of such property at such time, if the Mortgage Loan is a purchased money loan.

(h) The definition of Maximum Facility Amount in Section 1.1 of the Loan Agreement is hereby amended by deleting the amount “$150,000,000” and replacing it with “$300,000,000”.

(i) Section 1.1 of the Loan Agreement is hereby amended by adding the following after the definition of Mortgage Origination Date:

“Mortgagor Credit Rating” means a credit rating assigned to an Obligor by the related Originator based on such Originator’s established underwriting guidelines in effect as of the date of origination and that is in conformity with accepted secondary market standards for the applicable type of mortgage loan.

(j) The definition of Non-Conforming Loan in Section 1.1 of the Loan Agreement is hereby amended by adding the words “, a Subprime Loan or an Alt-A Loan” after the words “Jumbo Loan”.

(k) The definition of Seasonal Bank Commitment Percentage in Section 1.1 of the Loan Agreement is hereby amended by deleting the words “Schedule II” on the last line thereof and replacing them with the words “Schedule I”.

(l) Section 1.1 of the Loan Agreement is hereby amended by adding the following after the definition of Servicer Performance Guaranty:

“Servicer Subprime Loan Compliance Report” is defined in Section 3.8(a) of the Collateral Agency Agreement.

(m) Section 1.1 of the Loan Agreement is hereby amended by adding the following after the definition of Subordination Agreement:

“Subprime Loan” means a Mortgage Loan (other than a Conforming Loan, a Jumbo Loan or an Alt-A Loan) that (1) is underwritten by an Approved Investor, (2) matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan, and (3) differs from a Conforming Loan because of the credit quality of the Obligor, and is originated by the Originator or by a correspondent of the Originator using the established underwriting guidelines for subprime loans of the Originator, which are the same underwriting guidelines that the Originator uses to originate subprime loans for sales into the secondary mortgage market.

“Subprime Loan Rating Criteria” means that (i) no more than 10% (by Collateral Value) of the Subprime Loans shall have Obligors with Mortgagor Credit Ratings of C or lower, (ii) at least 70% (by Collateral Value) of the Subprime Loans shall have Obligors with Mortgagor Credit Ratings of A- and (iii) 100% of the Subprime Loans shall have a weighted average Loan-to-Value Ratio of no more than 90%. In determining whether Subprime Loans meet these criteria on a given day, the Collateral Agent shall rely on the information provided by the Servicer on the Servicer Subprime Loan Compliance Report for such day.

(n) The definition of Take-Out Commitment in Section 1.1 of the Loan Agreement is hereby amended by deleting it in its entirety and by replacing it with the following:

“Take-Out Commitment” means:

(A)

with respect to Conforming Mortgage Loans that are included in the Eligible Mortgage Collateral, a current, valid, binding, enforceable, written commitment (either in the form of a loan-specific or a forward purchase commitment), issued by an Approved Investor, to purchase one or more Mortgage Loans from one of the Originators prior to the date that is 120 days from the date that such Mortgage Loan first becomes Eligible Mortgage Collateral and at a specified price and in amounts, form and substance satisfactory to the Managing Agents, which commitment is not subject to any term or condition (i) that is not customary in commitments of like nature or (ii) that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof, which commitment has been assigned to the Borrower (partial assignments being permitted so long as the amount assigned (together with all other Take-Out Commitments) fully covers the amount of the Eligible Mortgage Collateral) and in which a perfected and first-priority security interest has been granted by the Borrower to the Administrative Agent; provided, that upon receipt of the actual written confirmation (each a “Trade Confirmation”) of such trade duly executed by one of the Originators and the trade counterparty and promptly upon request of the Administrative Agent, such Originator must provide such trade confirmation to the Administrative Agent. The Administrative Agent, on behalf of the Lenders shall have the right, without notice, to review such Trade Confirmation at the office of, and with the officers of, any of the Originators during normal business hours; or

(B)	with respect to the Non-Conforming Loans included in the Eligible Mortgage Collateral, a current, valid, binding, enforceable, written commitment (which may be transmitted electronically), issued by an Approved Investor, to purchase loans with characteristics of such Non-Conforming Loans from the Originator from time to time at a specified price (or a specified spread to an agreed-upon index) and in amounts, and upon terms, satisfactory to the Managing Agents, which commitment is not subject to any term or condition (i) that is not customary in commitments of like nature or (ii) that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof, the rights but not the obligations under which commitment have been assigned to the Borrower (partial assignments being permitted so long as the aggregate amount assigned fully covers the amount of the Eligible Mortgage Collateral) and in which a perfected and first-priority security interest has been granted by the Borrower to the Administrative Agent, for the benefit of the Lenders.

(o) Section 3.2(a) of the Loan Agreement is hereby amended by deleting the words “Schedules I and I” and replacing them with the words “Schedule I and Schedule II”.

(p) Section 6.17 of the Loan Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following:

The Borrower shall ensure that each of such Take-Out Commitments (i) shall reflect only those terms and conditions as are permitted hereunder or are acceptable to the Administrative Agent and the Managing Agents and (ii) in the case of Subprime Loans, shall be issued by an Approved Investor specifically designated on Schedule II hereto as an Approved Investor for Subprime Loans.

(q) Section 14.2(d) of the Loan Agreement is hereby amended by deleting the words “Section 8.1(i), (j), (v) or (w)” and replacing them with the words “Sections 8.1(i), (j) or (v)”.

(r) Section 14.2(f) of the Loan Agreement is hereby amended by deleting the words “Section 13.2” and replacing them with the words “Section 14.2”.

(s) Schedule I of the Loan Agreement is hereby amended by:

(i) deleting the amount “$100,000,000”, which represents the Bank Commitment of Calyon New York Branch, and replacing it with “$200,000,000”; and

(ii) deleting the amount “$50,000,000”, which represents the Bank Commitment of JPMorgan Chase Bank (formerly known as Bank One, NA (Main Office Chicago)), and replacing it with “$100,000,000”.

(t) Schedule II of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the Schedule II attached hereto.

(u) Exhibit C of the Loan Agreement is hereby amended by making the following changes to the table on the left side that refers to both banks:

(i) deleting the number “150,000,000” where it appears opposite the words “Max Facility Amount” and replacing it with “300,000,000”; and

(ii) deleting the number “110,000,000” where it appears opposite the word “Availability” and replacing it with “260,000,000”.

Section 3. Amendments to the Repurchase Agreement

(a) The definition of Advance Rate in Section 1.01 of the Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Advance Rate” means (i) with respect to a Conforming Loan or a Jumbo Loan (other than a Super Jumbo Loan), ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, ninety-seven percent (97%) and (iii) with respect to a Super Jumbo Loan or a Subprime Loan, ninety-five percent (95%).

(b) The definition of Approved Investor in Section 1.01 of the Repurchase Agreement is hereby amended by inserting the following immediately after the last sentence in the last paragraph thereof:

The parties hereto agree that, with respect to Subprime Loans, “Approved Investor” means only those Persons specifically designated on Schedule II hereto (as it may be updated from time to time) as an Approved Investor for Subprime Loans.

(c) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following after the definition of Agreement:

“Alt-A Loan” means a Mortgage Loan (other than a Conforming Loan, a Jumbo Loan or a Subprime Loan) that (1) does not conform to the conventional underwriting standards of Fannie Mae, Freddie Mac or Ginnie Mae but that is underwritten by an Approved Investor (other than Fannie Mae, Freddie Mac or Ginnie Mae), within guidelines generally acceptable to industry norms for “Alt-A” loans, (2) has a demonstrated secondary market, and (3) matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan.

(d) The definition of Collateral Value in Section 1.01 of the Repurchase Agreement is hereby amended by:

(i) deleting clause (c) of the proviso in its entirety and replacing it with the following:

(c) at any time, the portion of the total Collateral Value that may be attributable to Subprime Loans shall not exceed zero percent (0%) of the Maximum Facility Amount or, during the Seasonal Period, zero percent (0%) of the Combined Facility Amount; provided, that in determining the amount of Collateral Value that may be attributable to Subprime Loans, the Subprime Loan Rating Criteria shall apply;

(ii) adding the following paragraph immediately following such paragraph (c) of the proviso to the definition of Collateral Value:

(d) at any time, the portion of the total Collateral Value that may be attributable to Alt-A Loans shall not exceed twenty percent (20%) of the Maximum Facility Amount or, during the Seasonal Period, twenty percent (20%) of the Combined Facility Amount;

and

(iii) renumbering existing paragraphs (d), (e), (f) and (g) of the proviso to the definition of Collateral Value as paragraphs (e), (f), (g) and (h), respectively.

(e) The definition of Eligible Mortgage Loan in Section 1.01 of the Repurchase Agreement is hereby amended by deleting paragraph (b) thereof it in its entirety and replacing it with the following:

(b) that is a Conforming Loan, a Jumbo Loan, a Subprime Loan or an Alt-A Loan;

(f) The definition of Issuer Facility Amount in Section 1.01 of the Repurchase Agreement is hereby amended by (i) deleting the amount “$100,000,000” in clause (a) thereof and replacing it with “$200,000,000” and (ii) deleting the amount “$50,000,000” in clause (b) thereof and replacing it with “$100,000,000”.

(g) The definition of Non-Conforming Loan in Section 1.01 of the Repurchase Agreement is hereby amended by adding the words “, a Subprime Loan or an Alt-A Loan” after the words “Jumbo Loan”.

(h) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following after the definition of Servicer Performance Guaranty:

“Servicer Subprime Loan Compliance Report” is defined in Section 3.8(a) of the Collateral Agency Agreement.

(i) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following after the definition of Subsidiary:

“Subprime Loan” means a Mortgage Loan (other than a Conforming Loan or a Jumbo Loan) that (1) is underwritten by an Approved Investor, (2) matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan, and (3) differs from a Conforming Loan because of the credit quality of the Obligor, and is originated by the Originator or by a correspondent of the Originator using the established underwriting guidelines for subprime loans of the Originator, which are the same underwriting guidelines that the Originator uses to originate subprime loans for sales into the secondary mortgage market.

“Subprime Loan Rating Criteria” means that (i) no more than 10% (by Collateral Value) of the Subprime Loans shall have Obligors with Mortgagor Credit Ratings of C or lower, (ii) at least 70% (by Collateral Value) of the Subprime Loans shall have Obligors with Mortgagor Credit Ratings of A- and (iii) 100% of the Subprime Loans shall have a weighted average Loan-to-Value Ratio of no more than 90%. In determining whether Subprime Loans meet these criteria on a given day, the Collateral Agent shall rely on the information provided by the Servicer on the Servicer Subprime Loan Compliance Report for such day.

(j) The definition of “Take-Out Commitment” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Take-Out Commitment” means:

(A)	with respect to Conforming Mortgage Loans that are included in the Eligible Mortgage Collateral, a current, valid, binding, enforceable, written commitment (either in the form of a loan-specific or a forward purchase commitment), issued by an Approved Investor, to purchase one or more Mortgage Loans from one of the Originators prior to the date that is 120 days from the date that such Mortgage Loan first becomes Eligible Mortgage Collateral and at a specified price and in amounts, form and substance satisfactory to the Managing Agents, which commitment is not subject to any term or condition (i) that is not customary in commitments of like nature or (ii) that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof, which commitment has been assigned to the Borrower (partial assignments being permitted so long as the amount assigned (together with all other Take-Out Commitments) fully covers the amount of the Eligible Mortgage Collateral) and in which a perfected and first-priority security interest has been granted by the Borrower to the Administrative Agent; provided, that upon receipt of the actual written confirmation (each a “Trade Confirmation”) of such trade duly executed by one of the Originators and the trade counterparty and promptly upon request of the Administrative Agent, such Originator must provide such trade confirmation to the Administrative Agent. The Administrative Agent, on behalf of the Lenders shall have the right, without notice, to review such Trade Confirmation at the office of, and with the officers of, any of the Originators during normal business hours; or

(B)

with respect to the Non-Conforming Loans included in the Eligible Mortgage Collateral, a current, valid, binding, enforceable, written commitment (which may be transmitted electronically), issued by an Approved Investor, to purchase loans with characteristics of such Non-Conforming Loans from the Originator from time to time at a specified price (or a specified spread to an agreed-upon index) and in amounts, and upon terms, satisfactory to the Managing Agents, which commitment is not subject to any term or condition (i) that is not customary in commitments of like nature or (ii) that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof, the rights but not the obligations under which commitment have been assigned to the Borrower (partial assignments being permitted so long as the aggregate amount assigned fully covers the amount of the Eligible Mortgage Collateral) and in which a perfected and first-priority security interest has been granted by the Borrower to the Administrative Agent, for the benefit of the Lenders.

(k) Schedule II of the Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the Schedule II attached hereto.

Section 4. Amendments to All of the Operative Documents

Each reference to “Credit Lyonnais New York Branch” or “Credit Lyonnais” in each of the Operative Documents, including without limitation any and all schedules and exhibits to the Operative Documents, shall be deemed to refer to “Calyon New York Branch” or “Calyon”, respectively. Each reference to “Bank One, NA (Main Office Chicago)” or “Bank One” in each of the Operative Documents, including without limitation any and all schedules and exhibits to the Operative Documents, shall be deemed to refer to “JPMorgan Chase Bank” or “JPMorgan Chase”, respectively.

Section 5. Operative Documents in Full Force and Effect as Amended

Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

Section 6. Miscellaneous

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

(d) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

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IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADMINISTRATIVE AGENT, BANK AND MANAGING AGENT AGREED:	CALYON NEW YORK BRANCH

	By:	/s/ David C. Fink
	Name:	David C. Fink
	Title:	Managing Director

By:	/s/ Anthony Brown
Name:	Anthony Brown
Title:	Vice President

MANAGING AGENT AND BANK
AGREED:	JPMORGAN CHASE BANK (formerly known as Bank One, NA (Main Office Chicago)

	By:	/s/ Beth M. Provanzana
	Name:	Beth M. Provanzana
	Title:	Vice President

ORIGINATOR, SERVICER AND SELLER AGREED:	UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC

	By:	/s/ Janice Muñoz
	Name:	Janice Muñoz
	Title:	Vice President/Treasurer

ORIGINATOR AND SELLER
AGREED:	UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA

	By:	/s/ Janice Muñoz
	Name:	Janice Muñoz
	Title:	Vice President/Treasurer

BORROWER AND BUYER AGREED:	UAMC CAPITAL, LLC

	By:	/s/ Janice Muñoz
	Name:	Janice Muñoz
	Title:	Vice President/Treasurer

With respect to Section 1, Section 4, Section 5 and Section 6 hereto only,

COLLATERAL AGENT AGREED:	RESIDENTIAL FUNDING CORPORATION

	By:	/s/ Susan H. Snyder
	Name:	Susan H. Snyder
	Title:	Director